ACACIA CAPITAL CORPORATION
            CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO

                      Supplement to May 1, 1995 Prospectus
                      Date of Supplement: October 30, 1995

Insert the following after page 9 of the Prospectus, as part of the Financial Highlights section:


Calvert Responsibly Invested Strategic Growth Portfolio       From inception
(March 1, 1995) to June 30, 1995
                                                              (Unaudited)

Net asset value, beginning of period                          $10.00
Income from investment operations
Net investment income                                         (.04)
Net realized and unrealized gain (loss) on investments        .04
         Total from investment operations                     --
Distributions to shareholders
Dividends from net investment income                          --
Dividends from net realized gains                             --
         Total distributions                                  --
Total increase (decrease) in net asset value                  --
Net asset value, end of period                                $10.00
Total return<F1>                                              0.00%
Ratio of expenses to average net assets                       1.56%(a)
Ratio of net investment income to average net assets          (1.51)%(a)
Increase reflected in net income ratio due to
expense reimbursement                                         --
Portfolio turnover                                            35%
Net assets, end of period                                     $908,481
Number of shares outstanding at end of period (in thousands)   91
(a) Annualized

<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.